                                                   UNITED STATES

       SECURITIES AND EXCHANGE COMMISSION

                                                             Washington, DC 20549

                                   FORM 8-K

       Current Report Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

                      Date of Report (Date of earliest event reported): January 24, 2005

                                                         CSP Incorporated

                                       (Exact name of the registrant as specified in its charter)

Massachusetts

(State or other jurisdiction of incorporation)

                             0-10843                               04-2441294

(Commission File Number) (IRS Employer Identification No.)

                      43 Manning Road, Billerica, Massachusetts              01821-3901

                      (Address of principal executive offices)                   (Zip Code)

                                                                     (978) 663-7598

                                           (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

(17 CFR 240.14d-2(b))

□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

(17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On January 19, 2005, we received a letter from the Nasdaq National Market notifying us that because we had failed to file with Nasdaq our annual report on Form 10-K for our fiscal year ended September 30, 2004, as required by Marketplace Rule 4310(c)(14), our securities were subject to delisting from the Nasdaq Stock Market.

On January 21, 2005, we filed with the Securities Exchange Commission, and with Nasdaq, our annual report on Form 10-K for our fiscal year ended September 30, 2004. As a result, we are now in compliance with Marketplace Rule 4310(c)(14), and we have been advised by Nasdaq that the delisting proceeding commenced by Nasdaq with respect to our securities has been terminated.

We issued a press release on January 21, 2005 announcing this notification from Nasdaq, a copy of which is attached hereto as Exhibit 99.1.

Item 9.01   Financial Statements and Exhibits.

(c) Exhibits

99.1 Press Release Dated January 21, 2005, entitled "CSP Receives Delisting Notification from Nasdaq"

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CSP INC.

Date: January 24, 2005 By: /s/Gary W. Levine

Gary W. Levine

Vice President Finance and

Chief Financial Officer

Exhibit 99.1

Contact: Gary Levine

Chief Financial Officer

CSP Inc.

Tel: 978.663.7598 ext. 1200

Fax: 978.663.0150

CSP receives delisting notification from nasdaq

BILLERICA, MA, January 21, 2005 - CSP Inc. (NASDAQ:CSPI), a provider of IT Solutions, systems integration services and dense cluster computing systems, announced today that on January 19, 2005 it received a letter from the Nasdaq National Market notifying the Company that because the Company had failed to file with Nasdaq its annual report on Form 10-K for its fiscal year ended September 30, 2004, as required by Marketplace Rule 4310(c)(14), its securities are subject to delisting from the Nasdaq Stock Market.

On January 21, 2005, the Company filed with the Securities Exchange Commission, and with Nasdaq, its annual report on Form 10-K for its fiscal year ended September 30, 2004

About CSP Inc.

Based in Billerica, Massachusetts and founded in 1968, CSP Inc. (NASDAQ:CSPI) and its subsidiaries develop and market best-of-breed IT solutions, image processing software, systems integration services, and high-performance computer systems. Its Systems segment includes the MultiComputer Division, which supplies high-performance Linux cluster systems for a broad array of defense applications, including radar, sonar and surveillance signal processing. The Company's MODCOMP, Inc. subsidiary, also part of its Service and System Integration segment, was founded in 1970 and which includes the fiscal 2003 acquisition of Technisource, is a leading provider of IT solutions and systems integration services. MODCOMP works with third parties to develop customized solutions in the global IT markets and has offices in the U.S., U.K., and Germany. More information about CSP is available on the Company's website at http://www.CSPI.com. To learn more about MODCOMP, Inc., please consult http://www.modcomp.com. More information about Scanalytics, Inc. is available at http://www.scanalytics.com.